                                  Exhibit 32.2

                            Section 906 Certification
                           of Robert A. Comey (CFO)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of MACC Private Equities Inc. (the
"Company")  on Form 10-K/A for the year ended  September 30, 2004, as filed with the United  States  Securities  and Exchange  Commission on the date hereof (the
"Report"),  I, Robert A. Comey,  Chief  Financial  Officer and  Treasurer of the
Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The  information  contained in the Report fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

                                         /s/ Robert A. Comey
                                        -----------------------------------
                                        Robert A. Comey,
                                        Chief Financial Officer and Treasurer

Date: June 16, 2005